Investor Presentation November 4, 2011

Cautionary Note Regarding Forward-Looking Statements This communication contains forward-looking statements that involve a number of risks and uncertainties. Statements that are not historical facts, including statements about our beliefs and expectations, are forward-looking statements. Such statements involve risks and uncertainties, which may cause actual results to differ materially from those set forth in these statements. For example, these forward-looking statements could be affected by risks that the unsolicited Validus exchange offer and consent solicitation disrupt current plans and operations; the ability to retain key personnel; pricing and policy term trends; increased competition; the impact of acts of terrorism and acts of war; greater frequency or severity of unpredictable catastrophic events; negative rating agency actions; the adequacy of loss reserves; changes in regulations or tax laws; changes in the availability, cost or quality of reinsurance or retrocessional coverage; adverse general economic conditions; and judicial, legislative, political and other governmental developments, as well as management's response to these factors; and other risks detailed in the "Cautionary Statement Regarding Forward-Looking Information," "Risk Factors" and other sections of Transatlantic's Form 10-K and other filings with the Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. Transatlantic is under no obligation (and expressly disclaims any such obligation) to update or revise any forward-looking statement that may be made from time to time, whether as a result of new information, future developments or otherwise, except as required by law. Additional Information About the Validus Exchange Offer This communication is neither an offer to purchase nor the solicitation of an offer to sell any securities. In response to the exchange offer commenced by Validus, Transatlantic has filed a Solicitation/Recommendation Statement on Schedule 14D-9 with the SEC. Investors and security holders are urged to read the Solicitation/Recommendation Statement on Schedule 14D-9 because it contains important information about the Validus exchange offer. All documents, when filed, will be available free of charge at the SEC's website (www.sec.gov). You may also obtain these documents by contacting Transatlantic's Investor Relations department at Transatlantic Holdings, Inc., 80 Pine Street, New York, New York 10005, or via e-mail at investor_relations@transre.com. Additional Information about the Validus Consent Solicitation On November 3, 2011, Validus filed an amended preliminary consent solicitation statement with the SEC relating to Validus's proposals to, among other things, remove all of Transatlantic's directors and nominate three new directors to the Transatlantic Board. Transatlantic has filed with the SEC a preliminary consent revocation statement on Schedule 14A (the "Preliminary Revocation Statement") in connection with Validus's solicitation of written consents. Investors and security holders are urged to read the Preliminary Revocation Statement and Transatlantic's definitive consent revocation statement, when it is available, because they contain important information. Investors can get the Preliminary Revocation Statement, the definitive revocation statement, when it is available, and any other relevant documents for free at the SEC's website (www.sec.gov). You may also obtain these documents for free by contacting Transatlantic's Investor Relations department at Transatlantic Holdings, Inc., 80 Pine Street, New York, New York 10005, or via e-mail at investor_relations@transre.com. Transatlantic, its directors and executive officers may be deemed to be participants in a solicitation of Transatlantic's stockholders in connection with the Validus consent solicitation. Information about Transatlantic's directors and executive officers, and a description of their direct or indirect interests, by security holdings or otherwise, is available in Transatlantic's Preliminary Revocation Statement, which was filed with the SEC on September 20, 2011. Third Party Sourced Information Certain information included in this presentation has been sourced from third parties. Transatlantic does not make any representation regarding the accuracy, completeness or timeliness of such third party information. Permission to quote third party sources neither sought nor obtained. 1

I. Executive Summary - The Validus Proposal is Not Compelling 3 II. Our Assessment of the Validus Offer 7 III. What We Have Achieved - Leading P&C Reinsurer Global Franchise 21 IV. Conclusion 35 Appendix 37 2 Table of Contents

I. Executive Summary - The Validus Proposal is Not Compelling 3

Validus Offer is Neither Financially Nor Strategically Compelling 4

Validus Offer Does Not Deliver Full and Fair Value to Transatlantic Stockholders Validus is trying to acquire a best-in-class specialty reinsurer with a global footprint and a leading property reinsurance platform Dilutes our stockholder's book value per share by 10%1 Writes down our equity by $500 million pre-tax Validus is giving itself credit for $135 million of intangible assets Represents current market value of $53.602 at a multiple that is not compelling Represents price / book multiple of 0.75x1 relative to the previously announced Allied World merger multiple of 0.79x, which our stockholders did not support Results in high levels of financial leverage Total debt to capital ratio of ~25%, nearing rating agency tolerances Validus does not have adequate resources to pay what we are worth Delivers to our stockholders only ~46%3 of the future earnings and synergies vs. Transatlantic's ~54%4 contribution to book value Our reserves are adequate and have significant economic value 5 (1) See End Notes on page 39. (2) Calculated by multiplying Validus closing price of $27.37, which is the closing price on 03-Nov-2011, by 1.5564x exchange ratio and adding cash dividend of $11.00. (3) Based on ownership of diluted shares using treasury stock method and market data as of 03-Nov-2011. (4) Book value contribution using Validus standalone book value as of 30-Sep-2011. Transatlantic book value as of 30-Sep-2011 pro forma for share repurchases through 31-Dec-2011 (see footnote (1) for calculation). Excludes Validus $500 million pre-tax reserve charge. Validus proposal does not offer compelling value to Transatlantic stockholders or recognize Transatlantic's financial contribution to combined company

Validus Offer Presents Serious Strategic and Execution Risks - You Are Asked to Share Them Catastrophe exposures will be well beyond our current thresholds High level of financial leverage reduces flexibility after major industry events Eliminates our competitive advantage of higher ratings We have outperformed Validus in its core line of property business Validus commitment to casualty business is uncertain Change in control may require collateralization of our liabilities Integration / culture risk Intends to operate as three separate companies Employee retention Underwriting philosophies 6 Validus ability to achieve indicated synergies and capital management plan is questionable given financial, underwriting and integration risks

II. Our Assessment of the Validus Offer 7

Validus Revised Offer is Not Acceptable 8 Implications for Potential Combination What we Believe Insufficient valuation Very low price / book valuation Not book-for-book Unjustified reduction in equity due to $500 million reserve charge pre-tax 10% dilution to our book value per share Materially diminished financial flexibility with a higher risk profile Combined PML levels substantially exceed our threshold Limited excess capital High financial leverage No U.S. insurance company Cultural incompatibility Potential collateral requirements under change of control Not compensated for contribution to the combined company Transatlantic ownership does not reflect franchise value Lower financial strength ratings Downgrades by S&P and A.M. Best would have adverse business impact Limited financial and capital flexibility - unable to achieve all actions Repurchase $1.0bn common stock Grow property cat exposures Reallocate business and capital across jurisdictions In time of stress / large catastrophe, may need to issue equity and dilute stockholders

Components of Validus Insufficient Valuation 9 (CHART) $2.00 cash consideration from Validus offer is Transatlantic's own money that we plan to distribute over the next two months Validus would like Transatlantic management to stop its buyback and defer distributing this cash Validus should not take credit for this as part of their consideration Transatlantic believes its stock is undervalued and therefore will create more value to stockholders by buying back its own stock versus paying the cash out as a dividend Stock from Validus Cash Raised from Leveraging Transatlantic Balance Sheet $53.60 Value of Validus Offer

10 See End Notes on page 39. Validus offer understates Transatlantic's contribution by $4.84 per Transatlantic share4 "...You take the starting points of Transatlantic's GAAP equities, you reduced it for the breakup fee, which is $115 million, you reduce it for the after-tax factors, the $500 million reserve increase, you reduce it for reasonable expenses that will be incurred. You get down pretty quickly to something that looks like a book-for-book exchange..." Joseph E. Consolino, Validus CFO, Investor Conference Call, 13-July-2011 Validus Offer is Not Book Value for Book Value

11 Over the last twelve months, several external parties reviewed and confirmed the adequacy of our reserves Transatlantic's auditors annually conduct independent ground-up reserve reviews Outside actuarial firm engaged by New York Insurance Department Nationally recognized independent actuaries hired by Allied World in due diligence "...reserves for AYs 2001-2010 (=10 accident years captured by the 2010 Schedule P) appear adequate" Dowling & Partners Research, April 28, 2011 "Reserves have clearly been getting stronger over the past ten years, with all the 2003-2009 AYs developing favorably" Dowling & Partners Research, April 28, 2011 "...We have the external advisors stress test the pre-86 reserves. We did some stress test around the financial institutions crisis from 2007 to 2008. We also took a real hard look at the recent cat activity at the end of 2010, early 2011 and looked at the adequacy of those reserves. I should point out that our own guys did some stress testing to our own economic capital models on each other's books. We feel pretty confident about what we're looking at and what we've got..." Scott Carmilani, Allied World CEO, Investor Conference Call, 13-June-2011 Our Reserve Position is Strong: Third Party Assessment

12 Increasing IBNR % of Total Reserves 1 Improving Calendar Year Reserve Development2 Favorable Development Source: Company filings (1) Percentage of gross loss & LAE reserves. Peers include PRE, PTP and RE. For Peer Median, % based off of gross reserves (gross of reinsurance recoverable) (2) Represents prior period. (Adverse) / favorable reserve development. 30-Sep-2011 reserve development includes $61mm from UGC settlement that occurred in Q3 2011. Our Reserve Position is Strong: Demonstrated by Our Performance Solid reserves (CHART) (CHART)

Transatlantic Consistently Outperformed Validus in Property Reinsurance 13 Note: Based on net premiums written for the property lines for Transatlantic and gross premiums written for property lines for Validus. Based on event based catastrophe losses between 1-Jan-2011and 30- Sep-2011from public disclosures for Ike and Gustav in 2008, Chile, Xynthia, Australia and New Zealand in 2010, Australia, New Zealand and Japan in Q1 2011, U.S. Tornado in Q2 2011, Danish Floods and Hurricane Irene in 2011 Q3. Source: Validus and Transatlantic financial supplements, earnings releases, 10Q and 10K. (1) Tax rate of 35% for Transatlantic and 0% for Validus. Pre-Tax Catastrophe Losses % of Property Premiums Since 2008 (CHART) Transatlantic has outperformed Validus not only on an after-tax basis, but also on a pre-tax basis Post-Tax Catastrophe Losses % of Property Premiums Since 20081 (CHART)

14 Combined PMLs Limit Capital and Business Flexibility Expected pro forma 1-in-250 year PML to be significantly above our tolerance level Potential transfer of Transatlantic's property catastrophe business offshore would increase net capital impact from PMLs Any potential optimization of property catastrophe exposures could reduce pro forma earnings Combined company could be limited in its ability to grow property catastrophe business in a hard market 1-in-250 Probable Maximum Loss ("PML") as % of Common Equity at 30-Sep-2011 (CHART) 20% Transatlantic's Tolerance Level (1) Based on Florida-Wind 1-in-250 year PML after-tax net of reinsurance and the impact of net reinstatement premiums of $682mm and stockholders' equity of $4,295mm reported as of 30-Sep-2011. (2) Based on U.S.-Wind 1-in-250 year PML pre-tax , net of reinstatement premiums, and net of reinsurance and retrocessional recoveries of $965mm and total stockholders' equity available to Validus of $3,444mm.

(CHART) Validus Transaction Diminishes Financial Flexibility 15 Limited estimated pro forma excess capital above levels commensurate with 'A' A.M. Best financial strength rating Combined PMLs Limited incremental diversification for Transatlantic No flexibility to support all actions by the combined company at the same time Repurchase $1.0bn in common stock Grow business / exposures especially post an industry event Transfer Transatlantic's property catastrophe business to Bermuda Capital to support Transatlantic's International Operations under an EU subsidiary In time of stress / large catastrophe, may need to issue equity and dilute stockholders (1) Per Validus Form 8-K as of 3-Nov-2011. (2) Estimated capital impact from transfer of PMLs from U.S. to Bermuda offset by illustrative 10% PML optimization. (3) Estimated for illustrative purpose. Based on estimated capital commensurate with 'A' A..M. Best financial strength rating. (4) Based on the sum of three-year average operating earnings for Transatlantic and Validus through Q3 2011. (5) Pro forma for Transatlantic's common share repurchases projected through Q4 2011.

High Likelihood of Ratings Downgrade for Transatlantic 16 Summary of Financial Strength Ratings Likely downgrade of Transatlantic's financial strength ratings to A at S&P and A2 at Moody's Risk of a downgrade to A- at A.M. Best given property catastrophe exposures and negative capital synergies Validus refused to have joint discussions with the rating agencies to seek feedback on pro forma ratings Transatlantic Validus S&P A+ / Stable A- / Stable Moody's A1 / Stable A3 / Stable A.M. Best A / Stable A- / Positive

Our Ratings Advantage: Maximizing Scale, Brand and Market Position

- Impacts ability to lead programs
  - Higher rated companies dictate terms and conditions and achieve better signings
- Impacts counterparty credit limits
  - Cedants set tolerances on reinsurance recoverables based on ratings
  - Lower ratings may result in requests for collateral
- Impacts capital treatment (credit for reinsurance) for primary insurers when buying reinsurance
- Impacts cost of capital
- Impacts business opportunities

Examples of Reinsurance Treaties Allocation

	A.M. Best Financial Strength	
Professional Liability Treaty[1]	A or Better	A-
Treaty A	100.0 %	
Treaty B	100.0 %	
Treaty C	100.0 %	
Treaty D	100.0 %	
Treaty E	100.0 %	
Treaty F	100.0 %	
Treaty G	97.0 %	3.0 %
Treaty H	100.0 %	
Treaty I	100.0 %	
Treaty J	100.0 %	
Treaty K	100.0 %	
Treaty L	100.0 %	
Treaty M	100.0 %	
Treaty N	100.0 %	
Treaty O	100.0 %	
Treaty P	100.0 %	
Subtotal Professional Liability Treaties	99.7 %	0.3 %

Represents 40.1% of Other Liability NPW[2]

(1) Professional liabilities defined as D&O, E&O, and Med Mal. Examples listed represents top 16 of U.S. accounts.
(2) Other Liability primarily includes complex risks such as E&O and D&O, general casualty risks and environmental impairment liability.

17

The Validus offer Results in 10% BVPS Dilution to Transatlantic 18 See End Notes on page 39-40. Validus offer is dilutive to our stockholders by 10%1, while minimally impacting Validus own BVPS Need for much higher BVPS growth or P/B multiple expansion under Validus offer to "make up" for the dilution to our BVPS Requires ~21% growth in BVPS under Validus offer to break even with 2012 BVPS2 Implies pro forma company has to trade at a substantial premium to current Validus P/B multiple Form of Validus consideration prevents Transatlantic stockholders from participating fully in any multiple expansion Limited financial flexibility, lower ratings and higher risk profile not supportive of Validus achieving these milestones (CHART)

(CHART) 19 Our Current Path Delivers Superior BVPS Growth See Page 40 for End Notes. Standalone vs. Required BVPS Growth Required Pro Forma BVPS Growth to Break-Even3 Breakeven Period Annual Growth in BVPS YE 2012 21.4 % YE 2014 15.6 % YE 2016 14.2 % Since 2006, Validus has grown BVPS at ~12% annually; at this rate, the breakeven will be beyond 2016 Dilution of 10%

Transatlantic Has Generated Better Risk- Adjusted Returns 20 Note: Operating ROE calculated as Net Income less Non Recurring Revenue and Non-Recurring Expenses, excluding Realized and Unrealized Gains / Losses, Foreign Exchange Gains / Losses and other one-time items where publicly disclosed over average annual Total Common Equity (excl. AOCI). (1) Calculated by dividing average return-on-equity since 2006 by volatility in ROE over the same period. Transatlantic has an average ROE of 13.1% with average volatility of 2.7%; Validus has an average ROE of 15.1% with average volatility of 6.8%. 2006-2010 Average ROE / 2006 - 2010 ROE Volatility1 (CHART)

III. What We Have Achieved - Leading P&C Reinsurer Global Franchise 21

What Makes Us Unique 22 Strong Underwriting In-depth Risk Management Capital Base Strong Credit Ratings Efficient Cost Structure 30 + years of experience / relationships Cornerstones of Strength

23 Large Global P&C Reinsurer... Top 10 global P&C reinsurer by GPW 24 locations with local underwriters Customized products for many markets Opportunities in developing economies ahead of competition Capital allocated to highest return geographies Long-standing Presence in Key Markets See End Notes on Page 40. Top-10 Global P&C Reinsurer One of the few truly global franchises of scale

Underwriters by Location (CHART) Major presence in Europe, Asia, Australia, and Latin America 52% of underwriters based outside of North American markets1 Local advantage to see business opportunities ahead of competition Global multi channel presence Built direct platform in the U.S. Flexibility to work with cedants directly or through broker 24 ....With Distinct Local Advantage... Total: 171 2010 NPW by Location Network of local expertise and relationships equal first look at business and better understanding of markets Total: $3,882mm (1) North America excludes Miami branch which exclusively covers Latin America. (CHART)

25 ....and Long-Standing Relationships with Cedants Note: Domestic only includes U.S.. (1) Measures years in which business written with current clients . Based on premium volume. Percentage of 2011 in-force business1 by client tenure excluding AIG: A competitive advantage - we know our clients well By Channel By Region (CHART) (CHART) (CHART) (CHART)

Leader in Specialty Classes of Reinsurance... 26 (1) Represents Transatlantic's share of insurance industry premium volume ceded to non-affiliates. Based on premiums from statutory filings for all Med Mal and Other Liability class writers. (2) Based on annual. 2006, 2008 and 2010 based on Flaspohler Survey(tm) (Brokers Evaluate Reinsurers / Non-Life / U.S.). 2007 and 2009 based on Flaspohler Survey(tm) (Cedants Evaluate Reinsurers / Non-Life / U.S.). (3) Ranked #1 in 2011 YTD for both Professional Liability and Medical Malpractice. Creates the ability to drive terms and conditions Market Leader by Share and Reputation1 (CHART) Professional Liability2 Flaspohler Ranking: #1 #1 #1 #1 #1 Medical Malpractice2 Flaspohler Ranking: 2 1 1 1 2

....with Superior Risk Selection 27 An industry leader Mostly "working layer" on claims-made basis Diverse mix of D&O and E&O Dedicated underwriting and actuarial team Sliding scale commissions High percentage of A-side Excludes corporate reimbursement for indemnification payments and entity liability Loss ratios typically capped at 200-300% Maximum limits of $5mm per program Treaty limitations Professional Liability Mostly XOL Typically write within the first $5mm of cover ("working layer" focus) Database of experience data provides advantage in underwriting Dedicated underwriting and actuarial team Physicians versus hospitals focus 90%+ written on claims-made basis Typically less than $5mm of coverage per risk Average risk ~$2.5mm of coverage De-emphasize aggregate hospital policies Loss ratios typically capped at 200-400% Medical Malpractice Strengths and Strategies Risk Management Expertise and leadership leads to balanced risk-reward profile

Strong Catastrophe Risk Management 28 Comprehensive approach to catastrophe risk management Modeled loss: Current after-tax 1-in-250 year event losses are below 20% of stockholders' equity Limit loss: Fixed notional caps established as % of surplus for stressed scenarios (e.g., highly destructive storm paths) Never sold out of an investment position in order to pay a claim Longevity: survived and thrived for more than 30 years through several cataclysmic events Catastrophe Loss - % Property Premiums PML as % of Stockholders' Equity A balanced approach to catastrophe risk Source: SNL Financial, company filings, press releases and transcripts Note: Cumulative cat losses for 2008 through Q2 2011 as a percentage of cumulative NPE from non-life operations for 2008 through Q2 2011. (1) Includes both Max Capital and Harbor Point prior to merger. (CHART) (CHART)

(CHART) Strong Ultimate Accident Year Loss Ratio Performance 29 Consistently strong underwriting results... Source: Company filings. Note: Peer median includes PRE, PTP and RE. Ultimate Accident Year Loss Ratio % Impact of Loss Reserve Development From Initial AY Loss Ratio (CHART)

Highly Efficient and Superior Low Cost Platform Low Operating Expense Ratio2 High NPW / Employee ($mm)1 (1) Represents total net premiums earned divided by total employees. Based on 2010 financials, employees based on 2010 year-end disclosures. Peers represent companies with more than 50% NPW in reinsurance. (2) Based on reinsurance segment data only for ACE, ALTE, ACGL, AWH, AHL, AXIS, ENH, RE, PRE, PTP, VR and XL. Calculated on a weighted-average basis. 30 ....further enhanced by superior productivity and expense leverage (CHART) (CHART)

31 We Have A Strong Capital Position and Financial Strength Ratings Note: Total capital includes non-controlling interests and AOCI as of 30-Jun-2011. Leads to better business opportunities and a higher quality portfolio

32 We Are Optimizing Our Capital Position Source: SNL (1) Payout ratio defined as dividend and share buybacks divided by operating income after taxes. Operating income after taxes is net income after taxes, less the net income attributable to non-controlling interest, after-tax realized gains, extraordinary items, DAC amortization adjustments and certain non-recurring items, net of related taxes . Strong financials lead to the flexibility and ability to return excess capital, and a proven track record of doing so Actions Taken: Repurchased 6.919 shares for $349mm (10.4% of outstanding shares) Optimized financial leverage: Repurchased $83mm 5.75% Senior Notes due 2015 Issued $350m 8% Senior Notes due 2039 Payout Ratio1 Debt / Total Capitalization (CHART) (CHART)

(CHART) Consistent and Long Term Book Value Creation CAGR: 12.6% 33 Note: Book value and dividends adjusted for stock splits. Based on basic shares. Dividends are accounted for from payment date. Major Headwinds During Last 20 Years 1990s Soft Cycle Hurricane Andrew Unicover 9/11 IPO Laddering and Market Timing Hurricanes Katrina, Rita and Wilma Hurricanes Ike and Gustav Financial Crisis Japan, New Zealand Successfully growing book value through market cycles

We Are Taking Specific Actions in Our Path Forward 34 $300 million buyback prior to 31-Dec-2011$300 million repurchase in 2012Completed $195mm of 2011 buyback as of 31-Oct-2011 Adjusting the mix of short-tail and long-tail business, given the current market environment Executing our existing plan to address European and Latin American regulatory requirements Completing insurance licensing process for Putnam Reinsurance Company to obtain access to U.S. primary insurance businessExpected in mid-year 2012 The Board is evaluating a number of strategic alternatives Business Mix International Operations Insurance Licensing $600 Million Share Buyback Program The Transatlantic Board remains focused on maximizing stockholder value Process

IV. Conclusion 35

Conclusion 36 We have made significant progress on strategic alternatives Reached out to a number of parties Conducted due diligence with three parties in October 2011, including Validus Received revised proposal from Validus and remain in discussions with two other parties Validus revised proposal is not acceptable Inadequate valuation Concerns related to capital, ratings and financial flexibility We remain focused on enhancing our stockholders' value Completed $195mm buyback through 31-Oct-2011 The Transatlantic Board continues to be open to a transaction that would maximize our stockholders' value If no transaction takes place, we are confident we will be able to achieve our goals and increase stockholders' value with our current path

Appendix 37

Transatlantic Update 38 Week of 13-Sep-2011: Terminated merger agreement with Allied World Announced $600mm share repurchase plan Week of 19-Sep-2011: Reached out to nine other potential parties Executed confidentiality agreement with Validus October 2011: Conducted reciprocal due diligence with Validus Received interest from two new parties; executed confidentiality agreements and facilitated due diligence Received revised verbal proposal from Validus Week of 31-Oct-2011: Bought back $195mm / 3.9mm shares through 31-Oct-2011 Responded to Validus Requested joint rating agency meetings to occur with Validus, which Validus refused Raised concerns about pro forma ratings, capital and PMLs to Validus Validus resumed its hostile activities Continuing discussions with two additional parties

Page 4 End Notes Market data as of 03-November-2011 Based on basic shares Transatlantic Q3 2011 book value pro forma for completion of announced $300 million of share repurchases. Actual repurchases from September 26, 2011 to October 31, 2011 of 3.9 million shares at an average price of $50.33 for an aggregate amount of $195 million. Projected aggregate amount of repurchase from November 1, 2011 to December 31, 2011 of $105 million at an average of $53.03 assumed price per share (based on Transatlantic stock price as of November 3, 2011) Other Transaction Assumptions Assumes incremental transaction costs of $26mm per Validus Form 8-K filed on 03-Nov-2011 Assumes write-down of Transatlantic goodwill of $10mm $48.3mm break-up fee (due to termination of Transatlantic/ Validus merger agreement) incurred by Transatlantic in Q3 2011; in pro forma case, assumes incremental fee of $67mm Assumes Validus reserve charge of $500mm tax-effected at 35% Assumes cash & stock transaction at 1.5564x exchange ratio and $11 / share cash consideration Page 9 End Notes Source: Company filings; financial data as of 30-Sep-2011 Note: Based on basic shares. (1) Transatlantic Q3 2011 book value pro forma for completion of announced $300 million of share repurchases. Actual repurchases from September 26, 2011 to October 31, 2011 of 3.9 million shares at an average price of $50.33 for an aggregate amount of $195 million. Projected aggregate amount of repurchase from November 1, 2011 to December 31, 2011 of $105 million at an average of $53.03 assumed price per share (based on Transatlantic stock price as of November 3, 2011). (2) Implied exchange ratio calculated using basic shares. (3) Includes impact of $11.00/ share cash consideration paid as a dividend to Transatlantic stockholders. (4) Differential in value per Transatlantic share based on Validus closing share price of $27.37 as of 03-Nov-2011. Page 17 End Notes (1)Market data as of 03-November-2011. Based on basic shares. Transatlantic Q3 2011 book value pro forma for completion of announced $300 million of share repurchases. Actual repurchases from September 26, 2011 to October 31, 2011 of 3.9 million shares at an average price of $50.33 for an aggregate amount of $195 million. Projected aggregate amount of repurchase from November 1, 2011 to December 31, 2011 of $105 million at an average of $53.03 assumed price per share (based on Transatlantic stock price as of November 3, 2011). Validus book value as of 30-Sep-2011. Other Transaction Assumptions Assumes incremental transaction costs of $26mm per Validus Form 8-K filed on 03-Nov-2011 Assumes write-down of Transatlantic goodwill of $10mm $48.3mm break-up fee (due to termination of Transatlantic/ Validus merger agreement) incurred by Transatlantic in Q3 2011; in pro forma case, assumes incremental fee of $67mm Assumes Validus reserve charge of $500mm tax-effected at 35% Assumes cash & stock transaction at 1.5564x exchange ratio and $11 / share cash consideration End Notes 39

End Notes (cont'd) 40 Page 17 End Notes (2) Transatlantic Q3 2011 book value pro forma for completion of announced $300 million of share repurchases. Actual repurchases from September 26, 2011 to October 31, 2011 of 3.9 million shares at an average price of $50.33 for an aggregate amount of $195 million. Projected aggregate amount of repurchase from November 1, 2011 to December 31, 2011 of $105 million at an average of $53.03 assumed price per share (based on Transatlantic stock price as of November 3, 2011). Page 18 End Notes (1) Transatlantic Q3 2011 book value pro forma for completion of announced $300 million of share repurchases. Actual repurchases from September 26, 2011 to October 31, 2011 of 3.9 million shares at an average price of $50.33 for an aggregate amount of $195 million. Projected aggregate amount of repurchase from November 1, 2011 to December 31, 2011 of $105 million at an average of $53.03 assumed price per share (based on Transatlantic stock price as of November 3, 2011). Earnings estimates (net income) based on publicly available equity research estimates and management projections. Transatlantic book value rolled forward based on IBES median net income and dividend estimates. Share count rolled forward from current based on estimate buybacks. Transatlantic book value roll forward includes $130mm after-tax gain from AIG litigation recognized in Q4 2011. (2) Growth rates over 30-Sep-2011. (3) Assumes 12% growth rate beyond 2012. Page 19 End Notes Source: Company filings; includes results from non-life segments (1) Reinsurance premiums include results for Berkshire Hathaway Reinsurance Group and General Re; excludes life businesses for these entities. (2) Swiss Re net premiums earned estimated based on insurance mix of gross premiums earned. (3) Hannover Re writes direct insurance through Inter Hannover based in London and Compass Insurance Ltd. In Johannesburg. Data on premiums not available for these operations. (4) Assumes primary insurance operations include results for U.S. Insurance segment.